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                                                                    EXHIBIT 99.3

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

    I, Barry Lefkowitz, Chief Financial Officer of Mack-Cali Realty Corporation (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

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                                                       By:  /s/ BARRY LEFKOWITZ
                                                            -----------------------------------------
                                                            Barry Lefkowitz
                                                            Executive Vice President and
                                                            Chief Financial Officer
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August 7, 2002